UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2019 (January 1, 2019)

GREEN BANCORP, INC.
(Exact name of registrant as specified in charter)

Texas	001-36580	42-1631980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Greenbriar Houston, TX 77098 (Address of principal executive offices)

Registrant's telephone number, including area code (713) 275-8220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act. ☒

Item 2.01    Completion of Acquisition or Disposition of Assets.
On January 1, 2019, pursuant to the terms and conditions of that certain Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of July 23, 2018, by and among Veritex Holdings, Inc. (“Veritex”), a Texas corporation and the parent holding company of Veritex Community Bank (“Veritex Bank”), MustMS, Inc., a Texas corporation and wholly owned subsidiary of Veritex (“Merger Sub”), and Green Bancorp, Inc. (“Green”), a Texas corporation and the parent holding company of Green Bank, N.A. (“Green Bank”), (i) Merger Sub merged with and into Green (the “Merger”), with Green continuing as the surviving corporation in the Merger and a wholly owned subsidiary of Veritex, (ii) immediately thereafter, Green (as the surviving corporation in the Merger) merged with and into Veritex (together with the Merger, the “Holdco Mergers”), with Veritex being the surviving corporation and (iii) immediately thereafter, Green Bank merged with and into Veritex Bank, with Veritex Bank continuing as the surviving bank (together with the Holdco Mergers, the “Merger Transactions”).
As a result of the Merger Transactions, Green ceased to exist as a separate corporation and Green Bank ceased to exist as a separate bank. Each share of Green common stock outstanding immediately prior to the Merger Transactions (except for certain shares held by Veritex, Green and their respective subsidiaries, which shares were cancelled without receipt of any consideration) was converted into the right to receive 0.79 shares of the common stock (the “Exchange Ratio”) of Veritex with cash paid in lieu of fractional shares. Additionally, each outstanding option to purchase shares of Green common stock pursuant to Green’s equity-based compensation plans was converted into an option to purchase a number of shares of Veritex common stock equal to the number of shares of Green common stock underlying the option immediately prior to the Merger Transactions multiplied by 0.79 (rounded down to the nearest whole share), at an exercise price equal to the exercise price in effect immediately before the Merger Transactions, divided by 0.79 (rounded up to the nearest whole cent).
The foregoing description of the Merger Agreement and the Merger Transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference.
Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In anticipation of the completion of the Merger, on December 28, 2018, Green notified its principal trading market, the Nasdaq Global Select Market, that effective as of 12:01 a.m. Central Time on January 1, 2019, Green would be merged with and into Veritex and each share of Green common stock outstanding immediately prior to the Merger would be converted into the right to receive the merger consideration as set forth in the Merger Agreement (or, in the case of certain shares of Green common stock held by Green, Veritex or their respective subsidiaries, cancelled without receipt of any consideration). In connection with the Merger Transactions, the Nasdaq Global Select Market filed with the Securities and Exchange Commission a notification of removal from listing on Form 25 to report that the Green common stock is no longer listed on the Nasdaq Global Select Market.
The information disclosed in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 3.03    Material Modification to Rights of Security Holders.
The information disclosed in Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01    Changes in Control of Registrant.
The information disclosed in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective upon completion of the Merger Transactions, all of the directors and executive officers of Green and all of the directors and officers of Green Bank ceased serving as directors and executive officers of Green and Green Bank, respectively, including Manuel J. Mehos (Green’s Chief Executive Officer), Terry S. Early (Green’s Chief Financial Officer), Donald Perschbacher (Green’s Chief Credit Officer) and Geoffrey Greenwade (Green Bank’s Chief Executive Officer).
As previously described in Green’s definitive proxy statement in the section entitled "The Merger Transactions-Interests of Green Directors and Executive Officers in the Merger Transactions-Individual Agreements with Executive Officers" Terry

Earley, Donald Perschbacher and Geoff Greenwade have entered into employment agreements with Veritex to be effective upon completion of the Merger Transactions.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective upon completion of the Merger Transactions, the separate corporate existence of Green ceased. The articles of incorporation and bylaws of Veritex, as in effect immediately before the completion of the Merger Transactions, became the articles of incorporation and bylaws of the surviving corporation without change. Consequently, the articles of incorporation and bylaws of Green ceased to be in effect upon completion of the Merger Transactions.
The information disclosed in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 8.01.    Other Events.
On January 1, 2019, Veritex issued a press release announcing the completion of the Merger Transactions, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Reorganization, dated as of July 23, 2018, by and among Veritex Holdings, Inc., MustMS, Inc. and Green Bancorp, Inc. (incorporated herein by reference to Annex A to the Registration Statement on Form S-4 filed by Veritex Holdings, Inc. on August 31, 2018 (File No. 333-227161)).

3.1
Second Amended and Restated Certificate of Formation of Veritex Holdings, Inc. (incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the Registration Statement of Veritex Holdings, Inc. on Form S-1 filed September 22, 2014 (File No. 333-198484)).

3.2	Third Amended and Restated Bylaws of Veritex Holdings, Inc., effective as of May 18, 2017 (incorporated by reference to Exhibit 3.2 of Veritex’s Quarterly Report on Form 10-Q filed on July 25, 2017).
99.1	Press Release issued by Veritex Holdings, Inc. on January 1, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc. (as successor-by-merger to Green Bancorp, Inc.)

By:	/s/ Terry S. Earley
Terry S. Earley
Chief Financial Officer

Date: January 2, 2019